FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 18, 2002


                               FirstBank NW Corp.
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            (Exact name of registrant as specified in its charter)


     Washington                     0-22435                      84-1389562
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State or other jurisdiction        Commission                (I.R.S. Employer
     of incorporation              File Number              Identification No.)



920 Main Street, Lewiston, Idaho                                  83501
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number (including area code)  (208) 746-9610

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.
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         (a) On January 18, 2002, the Registrant determined that the firm of BDO
Seidman, LLP, Spokane, Washington, would no longer serve as the Registrant's independent accounting firm after its completion of the audit for the fiscal year ended March 31, 2002. The decision to dismiss BDO Seidman, LLP was made by the Audit Committee of the Board of Directors upon the recommendation of management.

         The report of BDO Seidman, LLP on the Registrant's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of determination of termination of the engagement of BDO Seidman LLP, the Registrant was not in disagreement with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO Seidman LLP, would have caused BDO Seidman LLP to make reference to the subject matter of the disagreement in connection with its report.

         Additionally, during the last two years and for the subsequent interim period preceding the date the Registrant determined to terminate BDO Seidman, LLP, there were no other reportable matters as defined in Regulation S-K Item 304 (a)(1)(v).

         The required letter from BDO Seidman LLP, addressed to the Securities and Exchange Commission, with respect to the above statements made by the Registrant is attached hereto as Exhibit 16 and incorporated herein by reference.

         (b) On January 18, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Moss-Adams, LLP, Spokane, Washington, as the Registrant's certifying accountants for the fiscal year ending March 31, 2003. The Registrant has not consulted with Moss-Adams, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2003 audit regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or regarding the reportable condition set forth in subsection (a) above.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (c)   Exhibits

            Exhibit 16 Letter of BDO Seidman LLP dated January 23, 2002 to the Securities and Exchange Commission


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRSTBANK NW CORP.



Date: January 23, 2002              By:  /s/ Clyde E. Conklin
                                         -------------------------------------
                                         Clyde E. Conklin
                                         President and Chief Executive Officer


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